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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to:

Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s annual report to stockholders for the period ending October 31, 2006 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Directors:

Emilio Carrillo Gamboa — Chairman

Eugenio Clariond Reyes-Retana

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Marc J. Shapiro

Officers:

José Luis Gómez Pimienta — President

Samuel García-Cuéllar — Secretary

Alberto Osorio — Treasurer

Carlos H. Woodworth — Corporate Governance

Vice President,

Chief Compliance Officer

Eduardo Solano — Investor Relations

Vice President

Sander M. Bieber — Assistant Secretary

Investment Adviser —

Impulsora del Fondo México, S.C.

Custodian —

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar —

American Stock Transfer & Trust Company

Counsel —

Dechert LLP

Creel, García-Cuéllar y Müggenburg, S.C.

Independent Registered Public

Accounting Firm —

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

25th Anniversary

June 1981 — June 2006

Annual Report

October 31, 2006

www.themexicofund.com

The Mexico Fund, Inc.

Annual Report

October 31, 2006

Highlights

•	The Fund’s fiscal year 2006 ended on October 31, 2006.

•	During fiscal 2006, the Fund’s market price and net asset value (NAV) per share registered total returns of 44.1% and 46.4%, respectively, compared with increases of 45.8% and 46.5% registered by the IFCG Mexico and IPC indices, respectively.

•	At the end of this period, the discount between the Fund’s market price and NAV per share was 13.0%, compared with 11.2% at the end of fiscal 2005.

•	We are pleased to inform you that the Board of Directors has declared, for the second consecutive year, the payment of the Fund’s largest dividend distribution per share since its inception in June 1981. The Board has declared a stock dividend of $3.5568 and a cash dividend of $0.4224 per share. Together, these two dividend distributions are equivalent to 10.8% of the Fund’s market price and to 9.4% of its net asset value per share as of the Fund’s fiscal year end, October 31, 2006.

•	On August 28, 2006, Felipe Calderón Hinojosa, Presidential Candidate of the National Action Party (PAN), was declared President-elect by Mexico’s Federal Electoral Tribune. Mr. Calderón was inaugurated as President of Mexico on December 1, 2006 and will serve for a six-year period until December 1, 2012.

•	The Mexican gross domestic product (GDP) increased 4.6% during the third quarter of 2006, compared with the same period of 2005.

•	During October 2006, the Mexican government issued, for the first time, 30-year bonds, denominated in pesos, at a fixed interest rate of 8.08%. The offer was successful; investor demand exceeded the amount offered by more than six times.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2006 Annual Report. The Fund’s strategy of investing in growth-oriented businesses, including, but not limited to, small- and medium-capitalization companies, produced favorable performance in the Fund’s market price and net asset value (NAV) per share. In this Report, we summarize the period’s prevailing economic and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

25th Anniversary

We are pleased to inform you that, on June 3, 2006, the Fund celebrated its 25th Anniversary. On June 3, 1981, the Fund was launched when 10,000,000 Fund shares were placed on the New York and London Stock Exchanges at a price of $12 per share.

Since its inception in June 1981, the Fund has received 22 Lipper awards. Lipper is a Reuters Company that provides research and analysis covering more than 135,000 mutual funds, hedge funds and other collective investment vehicles worldwide. The last award received from Lipper was a Number One Ranking among Lipper’s Latin American funds classification in the Lipper Closed-End Equity Fund Performance Analysis for the five-year period ended December 31, 2005. The Fund’s Board of Directors, Investment Adviser and Executive Officers thank you for your confidence during these 25 years and look forward to continue working collectively for the best interests of the Fund and its stockholders.

Presidential and Federal Elections

The final results of Mexico’s Presidential Elections, held on July 2, 2006, are as follows:

Candidate	Party	Number of Votes	% of Total
Felipe Calderón Hinojosa	Partido Acción Nacional(PAN)	14,916,927	36.69%

Andrés Manuel López Obrador	Coalición por el Bien de Todos (PRD + Convergencia + PT)	14,683,096	36.11%

Roberto Madrazo Pintado	Alianza por México (PRI + PV)	9,237,000	22.72%

Others	Nueva Alianza, Alternativa and Non-registered Candidates		4.48%

Total		40,657,057	100.00%

Source: Instituto Federal Electoral (IFE)

On August 28, 2006, Felipe Calderón Hinojosa, Presidential Candidate of the National Action Party (PAN), was declared President-elect by Mexico’s Federal Electoral Institute (IFE). Mr. Felipe Calderón will be President of Mexico during the six-year period from December 1, 2006 to December 1, 2012. The federal elections resulted in a Mexican Congress that is highly divided, with an absolute majority (but not a sufficient relative majority) held by the PAN.

Economic Environment

According to official sources, Mexico’s gross domestic product (GDP) continued to show a positive performance, as it increased 4.6% during the third quarter of 2006, compared with the same period of 2005. During this period, with one exception, all sectors of the economy registered positive rates of growth: transportation, storage and communications, 9.4%; construction, 7.7%; electricity, gas and water, 6.5%; manufacturing, 5.1%; financial services and real estate, 4.6%; commerce, restaurants and hotels, 3.4%; personal services, 2.8%; and mining, 2.7%. The only sector of the economy that registered a decline was the primary sector, composed of agriculture, fishery and livestock, which decreased 0.8%. During the first nine months of 2006 and compared with the same period of 2005, Mexico’s GDP increased 4.9%. Economists surveyed by the Mexican Central Bank during November 2006 estimate that the Mexican GDP will increase by approximately 4.7% during 2006 and 3.6% during 2007. The lower economic growth expected for 2007 is mostly explained by the deceleration of the US economy.

Mexico’s inflation rates continue under control. According to information prepared by Banco de Mexico, the Central Bank, for the year ended on October 31, 2006, the Mexican inflation rate amounted to 4.3%, compared with 3.33% at the end of 2005. This increase was mostly generated by higher prices of vegetables, which are usually volatile. However, the Central Bank estimates that annual inflation rates will be below 4% by the end of calendar 2006 and analysts currently believe that it will be 3.9% and 3.5% for 2007.

During October 2006, the Mexican government issued, for the first time, 30-year bonds, denominated in pesos, at a fixed interest rate of 8.08%. The offer was successful when measured by investor demand, which exceeded the amount offered by more than six times. The long-term maturity of this instrument and the stable demand of short-term bonds continue to reflect the confidence and positive sentiment of domestic and international investors towards Mexican debt instruments. Domestic interest rates have remained stable during 2006 as the interest rate of the 28-day Cetes has been near 7.0% since the end of April 2006. Similarly, Mexico’s country risk, measured by the spread between the yields of Mexican sovereign debt instruments traded abroad and US Treasury bonds reached a new historical minimum level of 97 basis points (0.97%) on February 24, 2006 and ended October 2006 at a level of 111 basis points. Analysts estimate that interest rates will be relatively stable during the rest of 2006 and 2007, projected at 7.1% and 6.9%, respectively, at the end of each year.

The significant increase of international oil prices and the flow of dollars sent to Mexico by Mexicans living abroad, mostly in the United States, continued to contribute to the relative strength of the Mexican peso. The exchange rate of the peso against the US dollar remained almost unchanged during fiscal 2006 and it ended October 31, 2006 at Ps. 10.7640. During the first nine months of calendar 2006, remittances sent to Mexico from Mexicans living abroad increased 18.5% to $17.4 billion, while the average price of the Mexican oil mix increased 30.7% during the same period, from $41.81 per barrel to $54.66 per barrel. The Central Bank continues implementing a free-floating exchange rate policy, with only minor market interventions aimed at reducing the rate of growth of international currency reserves, which have continued reaching historically high levels. At the end of October 2006, international reserves amounted to $68.8 billion. Analysts estimate that the exchange rate will continue to be relatively stable, estimated at Ps. 10.96 and Ps. 11.30 at the end of 2006 and 2007, respectively.

Mexico’s external accounts continue to benefit from high levels of international oil prices. According to figures published by the Mexican authorities, during the first nine months of calendar 2006, Mexico

[1]	EBITDA refers to earnings before interest, taxes, depreciation and amortization.
[2]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

registered a trade deficit of $1.91 billion, 54.9% lower than during the same period of 2005. During this period, Mexico’s total exports increased 19.9% to $186.0 billion; with non-oil exports increasing 17.5% to $155.2 billion, and oil exports increasing 33.8% to $30.7 billion. At the same time, total imports increased 17.9% to $187.9 billion.

Management Discussion of Fund’s Performance and Portfolio Strategy

Throughout fiscal 2006, the Mexican equity market continued to provide favorable investment opportunities, allowing the Fund to capitalize on the results of its strategy of investing in leading Mexican corporations as well as attractive and growth-oriented small- and medium-capitalization companies. During this period, the Fund’s market price and NAV per share registered total returns of 44.1% and 46.4%, respectively, increasing to $36.91 and $42.43, respectively. These figures compare with 45.8% for the IFCG Mexico Index, 46.5% for the Bolsa IPC Index, 41.7% for the Morgan Stanley Capital International Index and 37.4% for the Bolsa Index of Medium Size Companies.

During the period that covers this Report, Mexican listed companies continued reporting strong financial results. For the first nine months of calendar 2006, compared with the same period of 2005, sales of listed companies increased 11.3%, EBITDA1 increased 14.9% and net income grew 23.0%. The average Price Earnings Ratio (PER) of the market increased from 13.1 times at the end of fiscal 2005, to 14.5 times at the end of October 2006 while the price to book value increased from 2.4 times to 3.0 times during the same period2.

The Fund’s five portfolio holdings that contributed the most to the growth of the Fund’s NAV during this fiscal year 2006 were: América Móvil (AMX), América Telecom (Amtel), Corporación GEO (GEO), Walmart de México (Walmex) and Grupo Financiero Banorte (Gfnorte), which together accounted for 41.1% of the Fund’s net assets as of the end of October 2006. These five issuers provided 50.3% of the total return of the Fund’s NAV during this period. AMX provides telecommunications services in Mexico and Latin America; Amtel is the holding company of AMX; GEO constructs houses, mostly affordable; Walmex is the Mexican subsidiary of international retailer Walmart Stores, Inc.; and Gfnorte is a financial group. During this fiscal year, the market prices of these five issuers increased 67.8%, 90.6%, 49.4%, 44.4% and 70.5%, respectively. Two other important contributors to the Fund’s NAV performance were Grupo Urbi Desarrollos Urbanos (Urbi), which is also dedicated to construction of affordable houses and Grupo México (Gmexico), a mining company. The market prices of these two issuers increased 45.0% and 94.8%, respectively.

Until recently, companies listed on the Mexican Stock Exchange were only organized under Mexican law. Lately, companies organized outside of Mexico have listed on the Mexican Stock Exchange, a consequence of the increasing globalization of the Mexican economy and its securities market. Because the Fund’s investment adviser believes some of these issuers may present attractive investment opportunities, the Fund’s Board of Directors approved an investment policy permitting the Fund to invest in securities of issuers listed on the Mexican Stock Exchange that are not organized in Mexico, provided that such issuers or their subsidiaries have a business presence in Mexico and, in the aggregate, do not account for more than 20% of the Fund’s NAV. Consistent with this policy, the Fund acquired shares of Tenaris, with significant positive results. Tenaris is a company operating in Mexico but organized in

Luxembourg, and is listed on several stock exchanges, including the Mexican Stock Exchange. The Fund also invested in Citigroup, Inc., which conducts banking in Mexico through its subsidiary Banamex, S.A. Investments in Tenaris and Citigroup, Inc. at October 31, 2006, accounted for 3.09% and 2.43% of the Fund’s NAV, respectively.

Of the 29 equity issuers included in the Fund’s portfolio at the end of October 2006, only one, Alfa, experienced a minor negative total return to stockholders of 0.8%. The market price of Alfa was adversely affected following Alfa’s sale of its subsidiary Hylsamex and the company’s failure to make a new acquisition or distribute the proceeds to stockholders. Alfa represented 1.5% of the Fund’s assets as of the end of October 2006. During November 2006, Alfa announced several acquisitions in Europe and the stock market price has reacted favorably.

At the closing of October 2006, the Fund had a total of 15,248,004 shares outstanding, with total net assets of $646.97 million. The total number of Fund shares traded on all US consolidated markets during fiscal 2006 was 10.73 million shares. The discount between the Fund’s market price and NAV at the end of October 2006 was 13.0%, compared with 11.22% at the end of fiscal 2005. On a regular basis, the Board of Directors closely analyzes the Fund’s discount levels. The Board believes that the Fund’s periodic in-kind repurchase offers continue to be an effective measure to contain the discount and allow stockholders the opportunity to have additional liquidity at a price near the NAV per share.

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets. More detailed information about the Fund’s portfolio is available below in this report.

Portfolio Composition by Sector

% of Net Assets

October 31, 2006

Declaration of Dividend

The Board of Directors has declared, for the second consecutive year, the payment of the Fund’s largest dividend distribution per share since its inception in June 1981. The Board has declared a stock dividend of $3.5568 and a cash dividend of $0.4224 per share. Together, these two dividend distributions are equivalent to 10.8% of the Fund’s market price and to 9.4% of its net asset value per share as of the Fund’s fiscal year end, October 31, 2006.

The $3.5568 dividend is payable in Fund shares unless the stockholder elects to receive the distribution in cash. This dividend is fully comprised of long-term capital gains. Fund stockholders will receive the stock dividend in additional shares of common stock of the Fund unless they elect to receive a cash payment. Instructions for making an election for a cash distribution will be mailed to record date shareholders on or about December 29, 2006 and must be received by the Fund’s transfer agent by 4:00 p.m. (EST) on January 12, 2007. Stockholders whose election is not received before this deadline will receive this dividend in shares of common stock of the Fund. The number of Fund shares to be received by those shareholders not electing to receive cash will be based on the closing price of Fund shares on the New York Stock Exchange on January 16, 2007 and the dividend will be paid in cash or in the appropriate number of Fund shares on January 23, 2007. Cash will be issued in lieu of fractional shares to which a shareholder might otherwise be entitled. Commencing with this distribution, future distributions of long-term capital gains will be made, as described above, payable in Fund shares unless the stockholder elects to receive the distribution in cash. This policy allows stockholders to remain invested in the Fund, without the transaction costs that would be incurred if stockholders received a dividend in cash and reinvested the dividend proceeds in shares of the Fund. This is beneficial to investors who, consistent with the Fund’s investment policy, seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange. Furthermore, the policy lessens the likelihood that the Fund must sell portfolio securities in less favorable market conditions in order to generate cash for long-term capital gains distributions.

The $0.4224 cash dividend per share is comprised of $0.3432 net investment income and $0.0792 short-term capital gains. This dividend is also payable on January 23, 2007 to stockholders of record on December 29, 2006.

Stockholders whose dividend distributions by the Fund are subject to withholding of U.S. taxes will receive cash or shares, as the case may be, net of the amounts of applicable withholding taxes.

The full amount of the dividend, whether received in additional shares of the Fund or in cash, will be reportable by U.S. taxpayers on their U.S. Federal income tax returns and may be subject to applicable state and local taxes.

A separate notice has been sent to shareholders with details regarding the stock dividend, which should be reviewed carefully. As part of their commitment and support to the Fund, all Directors and the Investment Adviser have chosen to receive their dividend in stock. Stockholders not desiring to receive this dividend in additional Fund shares must notify the Fund’s transfer agent, American Stock Transfer and Trust Company, not later than 4:00 pm (EST) on January 12, 2007. Although the Fund has enacted a Dividend Reinvestment Plan, the terms of this plan do not apply to stock dividends like the one to be paid on January 23, 2007.

Concentration Policy

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of October 2006, the only industry group that represented 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 85.65% of this industry group is comprised of stocks of telecommunications companies. At the end of October 2006, 30.54% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 42.31% of the IPC Index. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Periodic Repurchase Offer Authority

On March 6, 2002, the Fund announced the Board’s approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission (SEC), the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly, and are for between one and one hundred percent of the Fund’s outstanding shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The Fund has publicly announced that its next repurchase offer shall occur in January 2007. The Fund is offering to repurchase up to five percent of its shares in exchange for a pro-rata portion of the Fund’s securities. The repurchase offer begins on December 22, 2006 and will expire on January 16, 2007 at 5:00 p.m., Eastern time. The repurchase pricing date is January 23, 2007. The Fund will repurchase shares at net asset value, reduced by a repurchase price adjustment of 1.25%, for a repurchase price of 98.75% of net asset value. Payment of the repurchase offer proceeds will be made on or before January 30, 2007, provided the stockholder participant’s account accepts the proceeds.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory as stockholders can continue to purchase and sell Fund shares in cash transactions on the NYSE. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

The Board of Directors of the Fund anticipates that the Fund’s next repurchase offer will occur during September 2007 for an amount not yet determined.

Proxy Voting

Information is available about how the Fund voted proxies during the twelve-month period ending December 31, 2006, without charge, upon request, by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, and on the SEC’s website at www.sec.gov. The Fund’s and the Fund’s Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, the SEC’s website at www.sec.gov or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

Investor Relations; Reports to Stockholders

The Fund’s website has the Fund’s market price and NAV per share on a same-day basis, the complete history of dividend distributions made by the Fund and a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s most recent in-kind repurchase offer is available at the website section titled “Repurchase Offers”. The website section “Insiders’ Filings” provides direct hyperlinks to filings made by Directors and Officers of the Fund and its Investment Adviser regarding transactions in Fund shares available at the Securities and Exchange Commission’s website. The Fund also has placed many Fund governance documents on the website under the section titled “Corporate Governance”, including the Fund’s Articles, By-laws and committee charters.

Starting with the third quarter in 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s complete Schedules of Investment and Statements of Assets and Liabilities for the first and third quarters of its fiscal year are also available electronically on the Fund’s website at “Portfolio”. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information regarding which may be obtained by calling 1-800-SEC-0330). Electronic versions of the Fund’s semi-annual and annual reports and Monthly Summary Reports are published on the Fund’s website at the section “Investor Reports”. Stockholders will receive printed versions of the Fund’s semi-annual and annual reports. This information is also available on the Fund’s quarterly electronic Form N-Q filings submitted to the SEC. Stockholders who desire to receive public reports and press releases regarding the Fund electronically upon their dissemination by the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). We hope that the Fund’s web site is a useful resource for information and we will continue working to improve it.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET.

The Fund also offers stockholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Stockholders may also direct any concerns regarding financial information to this e-mail address. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2006 annual meeting of stockholders, it filed a certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Sincerely yours,

José Luis Gómez Pimienta President	Emilio Camillo Gamboa Chairman of the Board

December 22, 2006

Directors’ and Officers’ Biographical Data

Directors’ Principal Occupation for Past Five Years and Other Directorships (information as of December 2006)

Class I (Term Expiring in 2009)

Marc J. Shapiro

Age 59. Director since 2006.

Since 2003, Mr. Shapiro has served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services). Director, Burlington Northern Santa Fe (railroad); Director, Kimberly-Clark (consumer goods); Director, Weingarten Realty (real estate investment).

Jaime Serra Puche

Age 54. Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C. Dr. Serra is a former Secretary of Finance for Mexico and he was the minister in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica on behalf of the Mexican government.

Formerly, Dr. Serra has served as a Visiting Professor at Princeton University, Stanford University and New York University. He was also Secretary of Trade and Industry (Mexico) and a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. He has a Ph.D. in economics from Yale University.

Director, Vitro, S.A. de C.V. (glass manufacturer); Director, Tenaris (tube producer); Director, Chiquita Brands, Inc. (fruit producer); Director, Grupo Modelo, S.A. de C.V. (beer brewing); Co-Chairman, President’s Council on International Activities of Yale University.

Class II (Term Expiring in 2007)

José Luis Gómez Pimienta

Age 67. Director since 1989.

Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer since inception.

Director (since 1997) and member of the Executive Committee (since 1998) and the Audit Committee (since 2003) of the Bolsa Mexicana de Valores (Mexican Stock Exchange).

Claudio X. González

Age 71. Director since 1981.

Mr. González was President of the Business Coordinating Council of Mexico. He has served as Chairman of the Board and Chief Executive Officer of Kimberly-Clark de México S.A. de C.V., a consumer products company, since 1973. Mr. González is also on the Board of Directors of several prominent U.S. and Mexican companies, including General Electric Co.

Chairman of the Board, Chief Executive Officer and Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, Kimberly-Clark Corp. (consumer products); Director, General Electric Co. (industrial and financial products); Director, Investment Company of America (investment fund); Director, Kellogg Co. (food products); Director, Home Depot (home improvement); Director, Grupo Alfa, S.A. de C.V. (conglomerate); Director, Grupo Carso, S.A. de C.V.; Director, Grupo México, S.A. de C.V. (copper mining and rail transportation); Director, America Movil, S.A. de

C.V. (telecommunications); Director, Grupo Financiero Inbursa (investment and banking); Director, Televisa (broadcasting).

Robert L. Knauss

Age 73. Director since 1985.

Mr. Knauss served as Chairman of the Board and Principal Executive Officer of Philips Services Corp. (industrial services) (1998-2003) and also served as Chairman of the Board and Chief Executive Officer of Baltic International USA, Inc. (investments) (1995-2003). During the past twenty years, Mr. Knauss has served on the Boards of Directors of eight public companies. Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.

Director, Equus Total Return Inc. (investment company); Director, XO Holdings, Inc. (telecommunications); Director, Westpoint International Inc. (home products).

Class III (Term Expiring in 2008)

Emilio Carrillo Gamboa – Chairman

Age 68. Director since 2002.

Mr. Carrillo Gamboa served as a director of the Fund from inception of the Fund in 1981 to 1987. He resigned as director in 1987 to become Mexico’s Ambassador to Canada. Mr. Carrillo Gamboa was reelected as a Director of the Fund in 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He has also served or currently serves on the boards of many Mexican charitable organizations.

Chairman of the Board; Holcim—Apasco (cement company); Director, ICA (Sociedad Controladora, S.A. de C.V. (construction company); Director, Grupo Modelo, S.A. de C.V. (beer brewing); Director, Grupo Mexico S.A. de C.V. (copper mining and rail transportation); Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, Sanluis Corporación, S.A. de C.V. (automotive parts); Director, Southern Copper Corporation (copper mining); Director, Posadas de Mexico, S.A. de C.V. (hotel/hospitality); Director, Gasoductos de Chihuahua, S. de R.L. de C.V. (public utility-gas transportation); Director, Bank of Tokyo Mitsubishi (Mexico) S.A. (banking).

Eugenio Clariond Reyes-Retana

Age 62. Director since 2005.

From 2003 until September 2006, Mr. Clariond served as Chairman of the Board and Chief Executive Officer of Grupo IMSA, S.A., a manufacturer of steel, aluminum and plastic products for the construction industry. Prior to that time he was the Chief Executive Officer of Grupo IMSA, S.A. (since 1981). He also acts as Vice Chairman of the World Business Council for Sustainable Development and as Chairman of the Mexico—United States Business Committee of the Mexican Business Council for Foreign Trade, Investment & Technology.

Mr. Clariond additionally serves on the boards of other U.S. and Mexican corporations, non-profit organizations and educational institutions.

Director, Grupo Industrial Saltillo S.A. (manufacturer of metal products, construction products and cooking materials); Director, Proeza, S.A. (automotive parts and technological services); Director, Chaparral Steel Company (steel producer); Director, Navistar International Corp. (truck and engine manufacturer); Director, Johnson Controls, Inc. (automotive components, air conditioning, controls); Director, Grupo Financiero Banorte S.A. (banking).

Officers Who Are Not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Samuel García-Cuéllar Creel, García-Cuéllar y Müggenburg, S.C., Paseo de los Tamarindos 60 – 3er piso Bosques de las Lomas 05120 México, D.F. México Age: 63	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar y Müggenburg, S.C., Mexican counsel to the Fund; Director, MexDer Mercado Mexicano de Derivados (futures and options) (since 2001); Director, GE Capital Bank, S.C. Institución de Banca Múltiple, GE Capital Grupo Financiero (bank) (since 2002); Director, GE Capital Grupo Financiero, S.A. de C.V. (financial group) (since 2002).

Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 38	Treasurer (formerly, Vice President of Finance)	Since 2002. From 1999 to 2002.	Mr. Osorio currently serves as Director of Finance of the Fund’s investment adviser, Impulsora del Fondo México, S.C. and has been an employee of the Adviser since 1991.

Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 63	Vice-President of Corporate Governance and Chief Compliance Officer (formerly, Treasurer)	Since 2002. From 1992 to 2002.	Mr. Woodworth has served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.C., as well as Deputy Director of the Adviser since 1981.

Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 38	Investor Relations Vice President	Since 1997.	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Adviser since 1991.

Sander M. Bieber 1775 I Street, N.W. Washington, DC 20006 Age: 56	Assistant Secretary	Since 1989.	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.

The Mexico Fund, Inc.

Schedule of Investments as of October 31, 2006

Industries		Shares Held	Common Stock (98.51%)	Series	Value (Note 1)	Percent of Net Assets
Cement Industry		11,510,934	Cemex, S.A.B. de C.V.	CPO	$35,450,340	5.48%
		4,431,300	Grupo Cementos de Chihuahua, S.A de C.V.	*	17,702,146	2.74

					53,152,486	8.22
Communications		13,813,600	América Móvil, S.A. de C.V.	A	29,516,239	4.56
		25,672,800	América Móvil, S.A. de C.V.	L	54,999,514	8.50
	(a)	8,979,600	América Telecom, S.A. de C.V.	A1	68,239,621	10.55
		6,627,500	Grupo Televisa, S.A.	CPO	32,749,603	5.06
		9,206,200	Teléfonos de México, S.A. de C.V.	A	12,110,720	1.87

					197,615,697	30.54
Construction	(a)	7,155,133	Empresas ICA, Sociedad Controladora, S.A. de C.V.	*	24,528,466	3.79
Financial		313,600	Citigroup, Inc.	*	15,730,111	2.43
Groups		7,222,800	Grupo Financiero Banorte, S.A. de C.V.	O	25,995,102	4.02

					41,725,213	6.45
Food and		2,207,317	Fomento Económico Mexicano, S.A. de C.V.	UBD	21,357,494	3.30
Beverages		3,715,000	Gruma, S.A. de C.V.	B	12,179,706	1.88
		2,855,500	Grupo Bimbo, S.A. de C.V.	A	11,425,714	1.77

					44,962,914	6.95
Holding		1,758,800	Alfa, S.A. de C.V.	A	9,785,817	1.51
Companies		2,392,300	Grupo Imsa, S.A.B. de C.V.	*	10,312,404	1.60
		6,474,300	Mexichem, S.A de C.V.	*	9,389,058	1.45
	(a)	2,392,300	Verzatec, S.A. de C.V.	*	1,111,250	0.17

					30,598,529	4.73
Housing		1,833,800	Consorcio ARA, S.A. de C.V.	*	10,381,993	1.60
	(a)	9,280,400	Corporación Geo, S.A. de C.V.	B	42,875,724	6.63
	(a)	1,963,400	Desarrolladora Homex, S.A. de C.V.	*	14,473,782	2.24
	(a)	4,695,782	Sare Holding, S.A. de C.V.	B	5,618,884	0.87
	(a)	10,424,900	Urbi Desarrollos Urbanos, S.A de C.V.	*	31,921,656	4.93

					105,272,039	16.27
Mining Industry		4,735,553	Grupo México, S.A.B. de C.V.	B	16,541,880	2.56
Pulp and Paper		2,976,380	Kimberly-Clark de México, S.A.B. de C.V.	A	12,440,295	1.92
Retail Stores		2,774,682	Alsea, S.A.B. de C.V.	*	13,301,151	2.06
		12,702,230	Wal-Mart de México, S.A. de C.V.	V	44,217,072	6.83

					57,518,223	8.89
Service		2,516,000	Grupo Aeroportuario del Pacífico, S.A. de C.V.	B	9,494,604	1.47
		2,490,600	Grupo Aeroportuario del Sureste, S.A.B. de C.V.	B	9,451,970	1.46

					18,946,574	2.93
Steel	(a)	3,622,700	Industrias CH, S.A. de C.V.	B	14,057,988	2.17
		1,034,000	Tenaris, S.A.	*	19,950,897	3.09

					34,008,885	5.26
			Total Common Stock (Identified cost — $253,068,138)		$637,311,201	98.51

The Mexico Fund, Inc.

Schedule of Investments as of October 31, 2006 — (Continued)

Securities	Short-Term Securities (1.42%)	Value (Note 1)	Percent of Net Assets
Repurchase Agreements	BBVA Bancomer, S.A., 6.93%, dated 10/31/06, due 11/01/06 repurchase price $9,172,653 collateralized by Bonos del Gobierno Federal. Value of collateral $9,262,541	$9,170,888	1.42%
	Total Short-Term Securities (Identified cost — $9,170,888)	9,170,888	1.42
	Total Investments (Identified cost — $262,239,026)	646,482,089	99.93
	Other Assets in Excess of Liabilities	489,331	0.07

	Net Assets Equivalent to $42.43 per share on 15,248,004 shares of capital stock outstanding (Note 5)	$646,971,420	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of October 31, 2006

Assets:
Investments:
Securities, at value:
Common stock (identified cost — $253,068,138)	$637,311,201
Short term securities (identified cost — $9,170,888)	9,170,888

Total investments (identified cost — $262,239,026)		$646,482,089
Cash		65,160
Receivables from securities sold		1,053,149
Interest receivable		1,765
Prepaid expenses		84,264

Total assets		647,686,427

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)		497,649
Accrued expenses and other liabilities		217,358

Total liabilities		715,007

Net Assets — Equivalent to $42.43 per share on 15,248,004 shares of capital stock outstanding		$646,971,420

Composition of Net Assets:
Common stock		$15,248,004
Additional paid-in capital		189,520,381
Accumulated net investment income		5,232,663
Undistributed net realized gain on investments		52,537,336
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		384,433,036

		$646,971,420

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations For the Year Ended October 31, 2006

Net Investment Income:
Income:
Dividends	$10,615,782
Interest	1,255,572

Total income		$11,871,354
Expenses:
Investment advisory fee	4,829,660
Administrative services	648,871
Legal fees	422,411
Directors’ fees	249,500
Insurance	183,420
Audit, tax and consulting fees	134,543
Printing, distribution and mailing of stockholder reports	106,924
Directors’ and Officers’ expenses	70,452
Miscellaneous	68,337
Stockholders’ information	58,512
Custodian fees	53,103
Stock exchange fees	25,000
Transfer agent and dividend disbursement fees	21,000

Operating expenses		6,871,733

Net investment income		4,999,621
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	97,069,976
Net realized loss from foreign currency transactions	(282,468)

Net realized gain on investments and foreign currency transactions		96,787,508
Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized appreciation on investments	117,064,490
Increase in net unrealized appreciation on translation of assets and liabilities in foreign currency	63,762

Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency		117,128,252

Net Increase in Net Assets Resulting from Operations		$218,915,381

See Notes to Financial Statements.

The Mexico Fund, Inc. Statement of Changes in Net Assets	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,999,621	$4,019,056
Net realized gain on investments and foreign currency transactions	96,787,508	67,765,442
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency	117,128,252	115,898,035

Net increase in net assets resulting from operations	218,915,381	187,682,533
Dividends to stockholders from net investment income	(10,556,280)	(2,493,484)
Distributions to stockholders from net realized gain on investments	(38,590,309)	(10,836,920)

	169,768,792	174,352,129

From Capital Share Transactions:
Net increase (decrease) in capital stock (Note 5)	—	(92,437)
Repurchase of stock, at cost (Note 7)	(57,451,725)	(49,978,588)

	(57,451,725)	(50,071,025)

Total increase in net assets	112,317,067	124,281,104
Net Assets:
Beginning of year	534,654,353	410,373,249

End of year (including undistributed net investment income of $5,232,663 and $10,556,280, respectively)	$646,971,420	$534,654,353

See Notes to Financial Statements.

The Mexico Fund, Inc. Financial Highlights	For the Year Ended October 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$31.65	$21.92	$17.36	$15.46	$18.98

Net investment income*	0.30	0.23	0.03	0.03	0.15
Net gain (loss) on investments and translation of foreign currency*	13.37	10.20	6.72	3.63	(1.30)

Total from investment operations*	13.67	10.43	6.75	3.66	(1.15)

Less Dividends:
Dividends to stockholders from net investment income	(0.63)	(0.13)	—	(0.45)	(0.13)
Distributions to stockholders from net realized gain on investments	(2.28)	(0.58)	(0.31)	(1.34)	(2.67)

Total dividends and distributions	(2.91)	(0.71)	(0.31)	(1.79)	(2.80)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.02	0.01	0.01	0.06	0.43
Capital charge resulting from issuance of fund shares	—	—	(1.89)	(0.03)	—

Total capital share transactions	0.02	0.01	(1.88)	0.03	0.43

Net asset value, end of period	$42.43	$31.65	$21.92	$17.36	$15.46

Market value per share, end of period	$36.91	$28.10	$18.65	$15.36	$14.58

Total investment return based on market value per share**	44.14%	55.64%	27.39%	22.49%	2.14%
Ratios to Average Net Assets:
Gross Expenses	1.20%	1.38%	1.64%	1.92%	1.46%
Expenses, net of reimbursement	1.20%	1.38%	1.64%	1.92%	1.37%
Net investment income, net of expense reimbursement	0.87%	0.84%	0.15%	0.15%	0.83%
Supplemental Data:
Net assets at end of period (in 000’s)	$646,971	$534,654	$410,373	$269,762	$308,763
Portfolio turnover rate	14.50%	29.24%	26.84%	28.99%	43.36%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the dividend/distribution day. If the fiscal 2003 distribution were taken in stock, which was issued at $12.08 per share, the total return would have been 20.99% for that year. For fiscal 2004, the total return was calculated assuming a sale of the rights received on September 22, and reinvested in stock at the closing market price of that date.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements —

October 31, 2006

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. On October 16, 2000, the Fund received stockholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments in which the principal exchange is on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the New York Stock Exchange are valued at the last sale price. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund´s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2006 was Ps. 10.7640 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund´s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund´s investment adviser monitors the credit standing of repurchase agreement counterparties. It is the Fund´s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2006 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing over 40% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.”

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.C. (the “Adviser”), a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

The Fund has entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. Prior to March 9, 2005, the Fund paid to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000 per year. On March 9, 2005, the Fund´s Board of Directors approved a modification in the fee structure of the contract with the Adviser. Accordingly, starting March 9, 2005, the Fund pays to the Adviser a monthly fee at the annual rate of 0.11% of average daily net assets, with a minimum amount of $450,000 per year. Additionally, the Adviser receives a fee of $75,000 per repurchase offer made by the Fund under the program, which is recorded as part of the total expenses of each offer. See Note 7.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were as follows:

Purchases
Common Stock	$81,604,984

Total Purchases	$81,604,984

Proceeds from Investments Sold
Common Stock	$176,500,154

Total Sales	$176,500,154

Included in proceeds from investments sold, is $55,856,755 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $33,489,416. Pursuant to a private letter ruling from the Internal Revenue Service, granted to the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

5.	Capital Stock:

At October 31, 2006, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 15,248,004 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund´s transfer agent otherwise.

6.	Distributions to Stockholders:

The tax character of distributions paid during the fiscal year ended October 31, 2006 and October 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$14,294,756	$2,493,484
Long term capital gains	34,851,833	10,836,920

Total distributions paid	$49,146,589	$13,330,404

As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains	$54,233,393
Undistributed ordinary income	6,440,723
Unrealized appreciation	381,528,919

Total accumulated earnings	$442,203,035

For the year ended October 31, 2006, the Fund increased accumulated net investment income by $233,042, decreased undistributed net realized gains on investments by $37,032,889 and increased additional paid in capital by $36,799,847. These reclassifications are a result of permanent differences primarily attributable to corporate reorganizations, equalization and foreign currency translation. Net assets were not affected by this change.

At October 31, 2006, the cost of investments for federal income tax purposes was $265,143,135. Gross unrealized appreciation of investments was $381,338,954 and gross unrealized depreciation of investments was $0 resulting in net unrealized appreciation on investments of $381,338,954. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchase Program:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at no less than 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The repurchases carried out by the Fund during the years ended October 31, 2006 and October 31, 2005 were as follows:

An offer for up to 5% of the Fund´s outstanding shares commenced on December 22, 2004 and expired on January 18, 2005. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on January 24, 2005 and was paid on January 31, 2005. A total of 5,453,298 shares participated in the offer, of which 935,990 were repurchased by the Fund equivalent to a total repurchase price of $22,864,927, including $203,251 of expenses related to the offer.

An offer for up to 5% of the Fund´s outstanding shares commenced on July 6, 2005 and expired on August 3, 2005. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on August 10, 2005 and was paid on August 17, 2005. A total of 5,079,741shares participated in the offer, of which 889,190 were repurchased by the Fund equivalent to a total repurchase price of $27,113,661 including $261,132 of expenses related to the offer.

An offer for up to 5% of the Fund´s outstanding shares commenced on December 22, 2005 and expired on January 13, 2006. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on January 20, 2006 and was paid on January 27, 2006. A total of 5,746,444 shares participated in the offer, of which 844,143 were repurchased by the Fund equivalent to a total repurchase price of $28,334,134 including $222,329 of expenses related to the offer.

An offer for up to 5% of the Fund´s outstanding shares commenced on July 5, 2006 and expired on August 3, 2006. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on August 10, 2006 and was paid on August 17, 2006. A total of 5,384,274 shares participated in the offer, of which 802,521 were repurchased by the Fund equivalent to a total repurchase price of $29,117,591 including $202,648 of expenses related to the offer.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund´s portfolio.

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or which provide general indemnifications. The Fund´s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

The Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 18, 2006

Tax Information (Unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $38,246,347 as long term capital gain distributions made during the fiscal year ended October 31, 2006, subject to the maximum tax rate of 15%. Of this amount $34,851,533 was attributable to gains from the fiscal year ended October 31, 2005.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates 100% of the ordinary income dividends as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2006. The information reported herein may differ from the information and distributions taxable to the stockholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns will be included with your form 1099-DIV to be received under separate cover in January 2007.

Item 2.	Code of Ethics.

(a) The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003 applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B) full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C) compliance with applicable governmental laws, rules and regulations;

(D) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E) accountability for adherence to the Code of Ethics.

(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading “Corporate Governance.”

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Robert L. Knauss qualifies as the Registrant’s “audit committee financial expert” as such term is interpreted in the Instructions to this Item 3. Mr. Knauss is Chairman of the Registrant’s audit committee and is an “independent” director as interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) - (d) Below is a table reflecting the fee information requested in Items 4(a) through (d).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2005	$105,000	$0	$19,500	$0
Fiscal Year 2006	$108,000	$0	$20,000	$0

All fees described above were pre-approved by the Registrant’s Audit Committee.

(e)(1) Below are the Registrant’s Pre-Approval Policies and Procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE

of

THE MEXICO FUND, INC. (“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Fund’s Audit Committee pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (these entities are known as “Service Affiliates”) if the engagement for such entities relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).2 At this time, the Fund has only one Service Affiliate, Impulsora del Fondo México, SC (“Impulsora”) so references to Service Affiliates throughout the procedures encompasses only Impulsora at this time.

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

[2]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “investment company complex.” The “investment company complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Investment Company Complex Entities are also listed in Appendix C.

The following policies and procedures govern the ways in which the Fund’s Audit Committee will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.3 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Fund and any Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of the Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.	The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

[3]	Unless otherwise indicated by the context, the term “non-audit services” herein includes Covered Non-Audit Services for Impulsora, as well as non-audit services for the Fund.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of any Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Services Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor (the “Standard for Pre-Approval”). In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for services qualifying within the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.	The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of Impulsora, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for Impulsora, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to Impulsora; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or Impulsora, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)	The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

As amended and restated through September 2005

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.

2.	Due diligence procedures related to mergers and acquisitions.

3.	Review of internal controls.

4.	Consultations concerning financial accounting and reporting standards.

Tax Services

1.	Tax compliance services, including preparation of tax returns.

2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.

2.	Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Fund, its investment manager and investment adviser;

2.	Any entity controlling, controlled by the Fund’s investment manager or investment adviser, and any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Investment Company Complex Entities.”

Impulsora del Fondo México, SC

The following services may not be provided by the Fund’s Auditor to an Investment Company Complex Entity, subject to the exceptions noted:

1.	Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including;

•	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

•	Preparing an Investment Company Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

•	Preparing or originating source data underlying an Investment Company Complex Entity’s financial statements.

2.	Financial information systems design and implementation, including:

•	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity’s information system or managing an Investment Company Complex Entity’s local area network.

•	Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity’s financial statements or other financial information systems taken as a whole.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services.

This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.	Internal audit outsourcing services.

This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity’s financial statements.

6.	Management functions.

This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

7.	Human resources.

Services in this category are:

•	searching for or seeking out prospective candidates for managerial, executive, or director positions;

•	engaging in psychological testing, or other formal testing or evaluation programs;

•	undertaking reference checks of prospective candidates for an executive or director position;

•	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

•	recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.	Broker-dealer, investment adviser, or investment banking services.

Services in this category are:

•	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

•	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

•	executing a transaction to buy or sell an audit client’s investment; or

•	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

9	Legal services.

A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert services unrelated to the audit.

This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity’s legal representative, for the purpose of advocating an Investment Company Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Impulsora del Fondo México, SC, as Investment Adviser and Administrator to the Fund.

Item 4	(cont’d)

(e)(2) All services relating to the fees billed as disclosed in Items 4(a) through (d) were pre-approved by the Audit Committee.

(f) Not applicable.

(g) None

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant except for Mr. José Luis Gómez Pimienta.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND PROCEDURES

I.	Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by The Mexico Fund, Inc. (the “Fund”) and by the Board of Directors (“Board”) of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff (“Staff”). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders.

II.	Definitions

A. “Best interests of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund’s investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s investment adviser.

III.	Delegation of Responsibility for Proxy Voting

A. The Fund’s Board annually evaluates its Fund’s contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of the Fund’s investment adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Fund’s investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund’s Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with the its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV.	Conflicts of Interest

A. The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s investment adviser, provided that the investment adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V.	Disclosure of Policy or Description/Proxy Voting Record

A. The Fund will disclose its proxy voting policy or a description of it (and the investment adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on

Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser’s proxy voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, (ii) on the Fund’s website; and (iii) on the SEC’s website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. The Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund’s website or both; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D. The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003.

IMPULSORA DEL FONDO MÉXICO, SC

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction.-

To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff, Impulsora del Fondo México, SC (the “Adviser”) has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders’ meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the “Fund”) (to the extent that the Fund is the Adviser’s only client at this time) and its stockholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. “Best interests” means the Fund’s best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders’ meetings in Mexico.

II.	Stockholders’ Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders’ meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin. The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders’ meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders’ meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders’ meeting.

III.	Policies.- (Principles)

A. The Adviser has the fiduciary obligation to vote at the stockholders’ meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series “A” shares which do not have voting power. In these cases, the Adviser only attends stockholders’ meetings as an observer.

B. The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client’s interest to its own.

C. The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D. In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A “material conflict of interest” may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser’s only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E. If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV.	Proxy Voting Procedures.-

A. The Adviser’s Compliance Officer (“Contralor Normativo”) will have the responsibility of monitoring corporate events of all of the issuers in a client’s investment portfolio.

The Adviser’s Compliance Officer is responsible for (1) implementing and updating these policies and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B. The Adviser’s Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders’ meeting is published in accordance with Mexican law.

C. The Adviser’s Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D. The Adviser’s general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

E. If in the opinion of the Adviser’s Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser’s and client’s outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F. The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V.	Disclosure

A. The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B. The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C. Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI.	Records

A. The Adviser will maintain records of all proxies voted.

B. As required by Rule 204-2(c), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser’s written response to any client request for such records.

C. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII.	Review of Policies and Procedures

These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII.	Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Below is a table reflecting the information requested for each member of the Portfolio Management Committee:

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee

José Luis Gómez Pimienta	Chief Executive Officer	Since Inception	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been Chairman of the Board of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer of the Fund since inception.	Mr. Gómez Pimienta oversees the full operation of the Fund’s Investment Adviser, and any determinations made by the Portfolio Management Committee.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Director (since 1997) and member of the Executive Committee (since 1998) and the Audit Committee (since 2003) of the Bolsa Mexicana de Valores (Mexican Stock Exchange).

Carlos H. Woodworth	Deputy Director	Since 1981	Mr. Woodworth has served on the Board of Directors of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C., and has served as Deputy Director of the Investment Adviser since 1981.	Mr. Woodworth participates in the investment decision-making processes of the Portfolio Management Committee and monitors the trading and reporting activities of the brokerage houses used in connection with the Fund’s investments.

Alberto Osorio	Finance Director	Since 1991	Mr. Osorio currently serves as Finance Director of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. and has been an employee of the Investment Adviser since 1991.	Mr. Osorio participates in the investment decision-making processes of the Portfolio Management Committee. He also oversees the analysis of financial and quantitative information of equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange), and makes recommendations to the Committee regarding purchases or sales of portfolio securities.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee

Eduardo Solano	Director of Economic Research	Since 1991	Mr. Solano has served as Director of Economic Research of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Investment Adviser since 1991.	Mr. Solano participates in the investment decision-making processes of the Portfolio Management Committee, and also analyzes the Mexican economic environment and its potential impact on the Fund’s portfolio.

Guadalupe Villar	Research Analyst	Since 1998	Ms. Villar serves as research analyst of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C., since 2001 and has been an employee of the Investment Adviser since 1998.	Ms. Villar participates in the investment decision-making processes of the Portfolio Management Committee, and analyzes equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange). She also serves as Secretary of the Portfolio Management Committee.

(a)(2) Not applicable.

(a)(3) Compensation.

Components of compensation.

All of the individuals identified in the table above in response to paragraph (a)(1) are compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. All of the individuals identified in the table above in response to paragraph (a)(1) participate in a stock option plan maintained by the Investment Adviser. Additionally, all members of the Committee are entitled to the use of a company car, owned by Impulsora.

Criteria on which compensation is based.

The base salary of the individuals identified in the table above in response to paragraph (a)(1) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus paid to the individuals identified in the table above in response to paragraph (a)(1) is variable, and depends on the annual performance results of the Investment Adviser. The total amount of bonus paid annually equals 40% of the difference between the Investment Adviser’s total income and its fixed costs (operating profit before tax and bonuses). The bonus is distributed in December of each year. Half of the bonus is distributed among all personnel employed by the Investment Adviser, and is paid on the basis of each person’s base salary. The other half of the bonus is distributed among certain “key officers” of the Investment Adviser. All of the individuals identified in the table above in response to paragraph (a)(1), as well as the Systems Manager of the Investment Adviser, are considered “key officers.” The portion of the bonus paid to key officers is determined on the basis of each key officer’s contribution to the performance of the Investment Adviser.

The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individuals identified in the table above in response to paragraph (a)(1).

(a)(4) Dollar Range of Equity Securities Beneficially Owned.

As of the end of the Fund’s most recently completed fiscal year, October 31, 2006, Mr. Gómez Pimienta was the beneficial owner of over $100,000 of equity securities of the Fund. None of the other individuals identified in the table above in response to paragraph (a)(1) had beneficial ownership of any equity securities of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period from April 30, 2006 to October 31, 2006	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 May 1, 2006 to May 31, 2006	0	0	0	0
Month # 2 June 1, 2006 to June 30, 2006	0	0	0	0
Month # 3 July 1, 2006 to July 31, 2006	0	0	0	0
Month # 4 August 1, 2006 to August 31, 2006	802,521	$36.03	802,521	(A	)
Month # 5 September 1, 2006 to September 30, 2006	0	0	0	0
Month # 6 October 1, 2006 to October 31, 2006	0	0	0	0

(A)	On July 5, 2006, the Fund offered to repurchase up to 5% of its outstanding shares (total outstanding of 16,050,525) in kind at 98.75% of the Fund’s NAV as of August 10, 2006. The July 2006 Repurchase Offer expired at 5:00 p.m. on August 3, 2006. This Repurchase Offer is part of a fundamental policy of the Fund adopted pursuant to Rule 23c-3 of the Investment Company Act of 1940 to offer to repurchase in kind at least 5% of the Fund’s outstanding shares on an annual basis. For more information, see the Fund’s Annual Report in Item 1.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ José Luis Gómez Pimienta
José Luis Gómez Pimienta
President and Principal Executive Officer

Date: December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ José Luis Gómez Pimienta
José Luis Gómez Pimienta
President and Principal Executive Officer

Date: December 29, 2006

By*	/s/ Alberto Osorio
Alberto Osorio
Treasurer and Principal Financial Officer

Date December 29, 2006

*	Print the name and title of each signing officer under his or her signature.